Exhibit 99.1

Analyst Day Presentation March 30, 2021

Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or ION Acquisition Corp 1 LTD . (“ION”) and Taboola . com Ltd . ’s (the “Company”) future financial or operating performance . For example, projections of future Revenue, Adjusted EBITDA, Net Dollar Retention, New Publisher Growth, and other metrics are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by ION and its management, and the Company and its management, as the case may be, are inherently uncertain . Uncertainties and risk factors that could affect the Company’s and ION’s future performance and cause results to differ from the forward - looking statements in this presentation include, but are not limited to : the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction involving the Company and ION (such transaction, the “Business Combination”) ; the outcome of any legal proceedings that may be instituted against ION or the Company, the combined company or others following the announcement of the Business Combination ; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ION or to satisfy other conditions to closing ; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination ; the ability to meet stock exchange listing standards following the consummation of the Business Combination ; the risk that the Business Combination disrupts current plans and operations of ION or the Company as a result of the announcement and consummation of the Business Combination ; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees ; costs related to the Business Combination ; changes in applicable laws or regulations ; the Company’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments ; ability to attract new digital properties and advertisers ; ability to meet minimum guarantee requirements in contracts with digital properties ; intense competition in the digital advertising space, including with competitors who have significantly more resources ; ability to grow and scale the Company’s ad and content platform through new relationships with advertisers and digital properties ; ability to secure high quality content from digital properties ; ability to maintain relationships with current advertiser and digital property partners ; ability to make continued investments in the Company’s AI - powered technology platform ; the need to attract, train and retain highly - skilled technical workforce ; changes in the regulation of, or market practice with respect to, “third party cookies” and its impact on digital advertising ; continued engagement by users who interact with the Company’s platform on various digital properties ; the impact of the ongoing COVID - 19 pandemic ; reliance on a limited number of partners for a significant portion of the Company’s revenue ; changes in laws and regulations related to privacy, data protection, advertising regulation, competition and other areas related to digital advertising ; ability to enforce, protect and maintain intellectual property rights ; and risks related to the fact that we are incorporated in Israel and governed by Israeli law ; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in ION’s final prospectus relating to its initial public offering dated October 1 , 2020 and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the proxy statement relating to the Business Combination expected to be filed by ION . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they were made, January 29 , 2021 . The inclusion of these projections does not constitute republication or affirmation thereof as any other date . Neither ION nor the Company undertakes any duty to update these forward - looking statements . Non - GAA P Financia l Measu r es This Presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA and certain ratios and other metrics derived therefrom, including free cash flow and ex - TAC Revenue, and related margin measures, as well as Real RPM and New Publisher Revenue (ex - TAC) . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP . This Presentation also includes certain projections of non - GAAP financial measures . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included . 2 Disclaimer

Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2021 through 2025 . The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assuranc e wit h respect theret o for th e purpose of thi s Presentation . A s discussed under “Financia l Information” above , al l financial information , includin g th e projected information , wa s prepared i n accordanc e with GAAP . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information or that the prospective financial information will be the same as that presented in the proxy statement related to the Business Combination . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data In this Presentation, the Company relies on and refer to certain information and statistics obtained from third - party sources, which it believes to be reliable . The Company has not independently verified the accuracy or completeness of any such third - party information . You are cautioned not to give undue weight to such industry and market data . This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (c) or (r) symbols, but ION and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Additional Information These communications are being made in respect of the Business Combination. These communications do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed Business Combination, the Company intends to file with the SEC the Registration Statement on Form F - 4 required to be prepared in connection with the proposed transaction (the “Registration Statement”) which will include a proxy statement/prospectus and certain other related documents, which will include both the proxy statement to be distributed to holders of Class A ordinary shares of ION in connection with ION’s solicitation of proxies for the vote by ION’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. ION’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the Company, ION and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of ION as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Shareholders of ION will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that may be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: ION Acquisition Corp 1 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970 - 3620. Participants in the Solicitation The Company, ION and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from ION’s shareholders in connection with the proposed transaction . You can find more information about ION’s directors and executive officers in ION’s final prospectus dated October 1 , 2020 and filed with the SEC on October 5 , 2020 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available . Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . 3 Disclaimer (cont’d)

A GEN D A 4 • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables

PRESENTERS AND SENIOR LEADERSHIP

Taboola

ION
ACQUISITION CORP



Adam Singolda
Founder & CEO

- Founded Taboola over 13 years ago, and has led the Company as its CEO ever since



Stephen Walker
CFO

- 6+ years at Taboola
- Previously held positions in Idealab's New Ventures Group and also led several of Idealab's portfolio companies, including Perfect Market
- Prior experience at Disney & General Electric



Gilad Shany
CEO

- CEO of ION Acquisition Corp. 1 and Managing Partner of ION Crossover Partners (ICP)
- Prior to co-founding ICP, 10 years of experience investing in public and private companies with Baron Capital (NY), and Magma Venture Partners (TLV)



Avrom Gilbert
COO

- President and COO of ION Acquisition Corp. 1
- COO of growth tech companies SimilarWeb & Seeking Alpha.
- 8 years public & private investments, incl. equities analyst with UBS & Venture Capital at Jerusalem Global Ventures.

Taboola
5

A GEN D A 6 • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables

We Power Recommendations for The Open Web 7 Helping people discover things they may like

TABOOLA = SEARCH “IN REVERSE” 8 From people looking for information to information looking for people

YOU HAVE SEEN TABOOLA BEFORE 9

SOLVING TREMENDOUSLY DIFFICULT TECHNOLOGICAL CHALLENGES

Predicting what people might be interested in without the intent data that Google has or the personal data that Facebook has and doing it at massive scale.

516M DAILY ACTIVE USERS[1]

More than Twitter and Snap combined[2]

1 Petabyte
Data Processed by Taboola AI Daily[3]

330K+
CPU Cores[4]

1 Trillion
Monthly Recommendations[5]

(1) Daily Active Users measures the 7-day average number of users exposed to Taboola recommendations
(2) Twitter and Snap reported 187M and 249M (respectively) in Q3-2020 Earnings reports
(3)(4)(5)Source: Company estimates

Taboola 10

ENABLING PUBLISHERS TO COMPETE WITH WALLED GARDEN BEHEMOTHS WALLED GARDENS 1 SOCIAL SEARCH ECOMMERCE OPEN WEB 2 25% 3 (1) Walled Gardens includes other closed platforms including Snap, Twitter, and Netflix (2) Open Web: Digital properties not owned by walled gardens such as websites, apps, games, Connected - TV apps, etc. (3) Percentages reflect time spent on digital media according to company estimates based on eMarketer data. 25% reflects total time spent on Open Web properties, not just on Taboola Bringing the user data, AI technology and scale of demand to open Web players 75% 1 1 News sites eCommerc e sites Apps / Games CTV

TABOOLA CAN CAPTURE SHARE OF THE HIGHLY FRAGMENTED $64B OPEN WEB MARKET 1 SOCIAL SEARCH ECOMMERCE RECOMMEND A TIONS ENGINE Open Web App Install V ideo Banners Affiliates (1) Jounce Media, 2020 Market Outlook Report 12

E - COMMERCE TABOOLA IS FOR ADVERTISING WHAT SHOPIFY IS FOR E - COMMERCE ADVERTISING 13

A GEN D A 14 • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables

FULL TECH STACK FOR PUBLISHERS: MISSION CRITICAL FOR THE OPEN WEB


Top Articles
TaboolaNewsroom

$2B+ Paid To Publishers Over 3 Years[1]

Monetization

Monetizing with non-interruptive, native ads

Engagement

Engaging users by recommending organic content

Audience

Driving quality audiences from across the network

Empowering editorial teams with actionable data insights


NEWS
Taboola Feed
SPONSORED / BLINKIST
Apple Recommends The App All The Intellectuals Are Using To Beat...
NBC NEWS / POLITICS
Pelosi, McConnell's homes vandalized after Congress fails to approve $2K...
Jeffrey Earnhardt rejoins JD Motorsports for Xfinity ride - NB...
NBCSports

Taboola

(1) See Appendix for historical annual Traffic Acquisition Costs (TAC)

THAT’S WHY TABOOLA GETS LONG - TERM, EXCLUSIVE PARTNERSHIPS WITH PUBLISHERS • 120% NDR in 2020 1 • 9,000 publishers • Global Publishers on a 5+ Year Contract with Taboola (1) Source: Company Data. Net Dollar Retention is the simple arithmetic average of our Monthly Net Dollar Retention for the last twelve months. Monthly Net Dollar Retention for a given month is the ex - TAC Revenue in that month from digital properties partners that were Taboola digital property partners in the same month of the prior year divided by the ex - TAC Revenue attributable to that same group of partners in the prior - year month. Current period ex - TAC Revenue includes any upsells and are net of contraction or attrition over the trailing 12 months, but excludes ex - TAC Revenue from new digital properties partners in the current period. “NBC News Group is excited to continue working with Taboola to expand the reach of our content and continue driving our already impressive growth. We recognize the value of Taboola’s technology and their ability to drive meaningful engagement with NBC News content, especially at a time when competition for user attention is at an all - time high.” - Elisabeth Sami, SVP of Global Strategy and Business Development for NBC News Group 16

ADVERTISERS CHOOSE TABOOLA FOR THE OPEN WEB • Massive reach – 516M Daily Active Users • Performance focus with measurable ROI • Brand safe ad placements • Target ads based on what people truly care about Largest advertiser is 3% of total ad spend 10th largest advertiser is 1% of total ad spend 1 101% Net Dollar Retention over last 8 quarters 2 (1) Source: Company Data (2) Last 8 quarters, excluding Q2 - 2020 due to expected one - time impact of COVID - 19 (Q4, 2018 - Q3, 2020, excludin g Q2 - 20) . Se e prio r slide fo r a definitio n o f ND R 17 Time

KEEPING THE OPEN WEB SAFE

Ongoing monitoring of the network and removal of undesirable content and actors.

30+ Reviewers

24/5 manual review + 14h per day on weekends
24/7 automated review - Taboola automations including AI tools

13 Languages

English, Danish, Swedish, Norwegian, Spanish, Portuguese, German, French, Hebrew, Japanese, Korean, Dutch, Italian

500K+ Items reviewed every week[1]


CONTENT / ADS
CONTENT REVIEW TEAM
Manual Review
+
Automated Review
Labeling
ACCEPTED
REJECTED
Go Live
QUALITY CONTROL
Manual Content Sweep
+
Internal & External Automated Scans

(1) Company data, based on weekly averages in Q4-2020

Taboola
18

- Zach Jacobs, Director of Marketing at Mack Weldon “Mack Weldon is a digitally native — growth focused — menswear startup brand that designs and delivers premium basics for men. As a performance marketer I’m constantly looking for new ways to create awareness for our products while growing our customer base cost efficiently. With Taboola, we more than doubled down on content marketing this year and grew our campaigns to drive thousands of customers every month. Recently, we found especially high - converting audiences on Taboola’s Data Marketplace . Targeting those audiences gave us greater scale and drove more purchases on sites that either previously did not convert or converted at too high of a cost . ” Taboola drives discovery and purchases of premium basics for men. Discovering Direct - To - Consumer Brands on Taboola 19

- Gahee Lee, Digital Sales Section Manager, Samsung Life Insurance “We built a website to sell our insurance product online. To drive more sign ups, we started running digital campaigns. To encourage sign - ups, the completion of our quote calculator was the most important behavior. Taboola hugely contributed in expanding our strategy to new digital channels, and helped is gain more online customers.” Generating Quality Leads for Samsung Life Insurance with Taboola 20

MARKETPLACE BUSINESS MODEL AI - Powered Biddable Marketplace Advertisers place bids to appear on Taboola and pay per click/view Taboola shares ad revenue with Publishers $ $ $ $ $ $ $ $ 21

A GEN D A 22 • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables

INVESTMENT HIGHLIGHTS

1. The Open Web is a massive category
2. Taboola's technology is resilient to the future disappearance of third-party cookies
3. Product-led growth fueled by a network effect
4. Platform advantage driven by Taboola's technology
5. Numerous paths to accelerate growth
6. Proven, founder-led management team
7. Superior financial profile with recurring revenues, scale, and profitable growth

23

1 TABOOLA IS POISED TO CAPTURE SHARE OF THE $64B OPEN WEB MARKET


facebook
Instagram
YouTube
Google News
Google Ads
Display & Video 360
Audience Network
The Open Web
PubMatic
xandr
theTradeDesk
Teads
Magnite
Outbrain
Taboola
Amazon DSP
amazon

- **More than ads, product led** - driving engagement, and audience to the entire publisher org
- **Exclusive & direct relationships with publishers/advertisers** - enables end-to-end innovation and predictable growth
- **1st party & contextual data, built for a cookieless world -** We're "always on" - all users, all GEOs, all platforms. 500M+ DAU.(1)

Source: Original Image: "State of the Open Internet" by Jounce Media, January 2020, Modified to reflect Taboola as part of The Open Web

(1) Daily Active Users measures the 7-day average number of users exposed to Taboola recommendations

Taboola
24

2 TABOOLA TECH IS BUILT FOR A COOKIE-LESS WORLD

- **Taboola has its own 1st party cookie -** recommending personalized editorial content enables serving our own 1st party identifier

- **Unique readership context -** deep access to the context of the page, allowing advertisers to target context (vs. "3rd party cookie behavior")

- **People click on Taboola recommendations tens of billions of times a year[1] -** re-hashing Taboola identifier across websites

Taboola's strong yield performance despite 3rd party cookies being blocked in the industry for years:
- Apple started blocking 3rd party cookies in 2017
- Firefox, Edge, etc are also blocking 3rd party cookies
- GDPR launched in 2018
- CCPA launched in 2019


Mobile - Chrome
Mobile - Safari
Yield
1/10/2019
1/1/2020
1/4/2020
1/7/2020
1/10/2020

(1) Source: Company data. Clicks represent total clicks on Taboola recommendations, including paid advertisements ("sponsored content") and editorial ("organic") content

Taboola
25

PRODUCT - LED GROWTH WITH A BUILT - IN NETWORK EFFECT 3 More Publisher Partners More Users Reached , More Often More User Data Gathered Higher Yield (Better Result s fo r Advertisers an d Publishers) 26

PLATFORM ADVANTAGE DRIVEN BY INVESTMENT IN TECH 500 R&D staff 100 in Algo & Data $100M Annual R&D Investment 27 4 Source: Company data, 2021 estimates 27

5 RECOMMENDING *ANYTHING, ANYWHERE*
A MULTI BILLION DOLLAR OPPORTUNITY

Taboola

Core Business

$1B+ in 2020 & Growing Rapidly[2]

$10M's in 2020[1]

ANYWHERE

Taboola News
(mobile carriers, device manufacturers, CTV...)



NETFLIX
hulu
YouTube
HBO NOW
sling
Roku
SHOWTIME
VUDU
Expedia.com
Plan Your Next Trip With Us!



5:45 PM

$10M's in 2020[3]

ANYTHING

New products and segments
(TV ads, eCommerce, app downloads, gaming...)



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BOMBAS
These Socks Are So Soft You'll Never Want to Take Them Off
BOMBAS
considered. The lifecycle impact of the bag was dictated by raw material extraction and bag production, with the use of Chinese grid electricity
Read More

Note: Financial models take into consideration only the core business

(1)(2)(3)Source: Company data, Gross Revenue

Taboola
28

RECENT DEVE L OPMENTS: TABOOLA HIGH IMPACT LAUNCH 29 Premium Ad Placement s & Experiences Brand Safety, Suitability & Adjacenc y Control Unique Readership Data & Insights Specialized Solution for Brands & Agencies Running Bran d A warenes s Campaigns

GROWTH CASE STUDY: CONVERTMEDIA ACQUISITION 5 2016 Acquire d ConvertMedia $20M Annua l Run Rate 1 2020 $90M + Technology Integration & Go - T o - Market (1) Annual run - rates are expressed in Gross Revenue 3 3 0 0

PROVEN, FOUNDER - LED MANAGEMENT TEAM 6 Krist y Sundjaja 1 year at Taboola SV P , Peopl e Operations Ran Buck 7 years at Taboola SV P , Globa l Revenue Aviv Sinai 13 years at Taboola SVP, R&D Adam Singolda 13 years at Taboola Founder & CEO Eldad Maniv 8 years at Taboola President & COO Stephen Walker 6 years at Taboola CFO Lior Golan 11 years at Taboola CTO 31

FINANCIAL HIGHLIGHTS 7 Gross Revenue ex - TAC 1 $160M Raise d to date $240M+ on the balance sheet 3 2 0 2 0 WE POWER RECOMMEN D A TIONS FOR THE OPEN WEB (1),(2) Non - GAAP measure, see appendix for reconciliation to GAAP (3) Cash & cash equivalents, balance as of 12/31/2020 32 $1.2B $382M $106M Adj. EBITDA 2

A GEN D A • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables 33

OUR MODEL IN A NUTSHELL 34 (1) Revenue paid by Advertisers, before traffic acquisition costs (TAC) paid to Publishers. (2) Revenue to Taboola after TAC paid to Publishers. Non - GAAP measure, see appendix for reconciliation to GAAP (3)(4) Non - GAAP measure, see appendix for reconciliation to GAAP (5) No n cash charges, Cas h charges exclude d fro m Adjuste d EBITDA 34 Model components: Sample inputs / financials: Illustrative Taboola economics: Gross revenue (1) $909 $1.00 (100%) – Traffic Acq Cost (Value to publishers) ($627) ($0.69) = ex - TAC Revenue (2) $282 $0.31 – Cost of Revenues ($48) ($0.05) = Gross profit $234 $0.26 – R&D ($73) ($0.08) – S&M ($110) ($0.12) – G&A ($34) ($0.04) = Operating Income $17 + Dep, Amort, Share Based Comp, Other item $50 = Adjusted EBITDA (3) $67 (5) Change in WC, Other items + PP&E and Capitalized Platform Costs ($24) $43 + = Free Cash Flow (4)

TABOOLA FOCUSES ON PROFITABLE GROWTH UPSIDE IN OUR MODEL • Growth from Core Open Web business only • Conservative growth assumed for existing base • Additional upside from existing growth initiatives and inorganic PROFITABLE GROWTH Rule of 40 Business (1),(2) Non - GAAP measure, see appendix for reconciliation to GAAP (3) Non - GAA P measure, see appendi x fo r reconciliation t o GAA P , Adj . EBITD A Margin = Adj . EBITD A / ex - T A C Revenue (1) 35 LONG - TERM MODEL • 20%+ ex - TAC Revenue Growth • 30% + Adj . EBITD A Margin 1 3 1 2 2 ex

2019 METRICS WERE INFLUENCED BY OUR INVESTMENT STRATEGY In 2019, Taboola made the decision to invest $60 million in long - term partnerships with a number of very large, brand name publishing networks 1 2018A 2019A 2020A Given that investment, Adj. EBITDA Margin 2 (% of ex - TAC) was 11.5%... 27.8% 23.8% 11.5% …Without that investment, Adj. EBITDA Margin would have been 26.4% 2018A 2019A 2020A 27.8% 23.8% 26.4% In 2020 that investment has paid off as projected Adj. EBITDA Margins are above 27% - higher than historical trends (1) "Invest” means initial losses on these publisher networks plus management’s estimate of margin lost on other publishers due to lower yields as demand was spread thinner. (2) Non - GAAP measure, see appendix for reconciliation to GAAP 36

COVID-19 IN 2020 PROVED THE RESILIENCY OF OUR MODEL

1.



Yield[1]
140%
120%
100%
80%
60%
40%
Strong Recovery
COVID-19 / Recession Dip
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20

Relentless Focus on Yields…

2.



Cash Expenses as % of exTAC Revenue
Cash Exp - % of exTAC
80.0%
75.0%
70.0%
65.0%
60.0%
77.6%
77.0%
73.6%
72.2%
71.4%
2017
2018
2019 (Adj)
2020

… Combined with Historically Low Costs

Leaving 2020 stronger than we entered with sustainably higher profitability

1. Sustainable yield increase, driving higher margins

- Worked with publisher partners to optimize for yield
- Signed more advertisers seeking consumers digitally
- Dramatic improvements in algorithms

2. Reset cost base

- Hiring freeze permanently "right sized" organization (sustainable)
- Reduced travel, real estate and overhead (partially sustainable)

Taboola

(1) Yield is a normalized measure of performance that controls for changes due to traffic shifts.
(2) Cash Expenses is the difference between Adj. EBITDA and exTAC Revenue. 2019 is adjusted to reflect an ex-TAC margin of 26.4% as detailed on the previous slide.

37

GROWTH DRIVEN BY CORE OPEN WEB INSTALLED BASE New Publisher ex - TAC Revenue 1 • Historically 15% new supply growth • Projecting 8 - 11% going forward Net Dollar Retention 2 Growth Has Two Elements • Improvements in yield • More supply from existing publishers • Projecting 101 - 103% net dollar retention - historically 110 - 120% Continued growth from ne w suppl y ... … helps provide fuel for growth from a strong installed base. 1. 2. 1. (1) “New Publisher” refers to publishers that begin working with Taboola on new contracts in the period. (2) Net Dollar Retention is the simple arithmetic average of our Monthly Net Dollar Retention for the last twelve months. Monthly Net Dollar Retention for a given month is the ex - TAC Revenue in that month from digital properties partners that were Taboola trailing 12 months, but excludes ex - TAC Revenue from new digital properties partners in the current period. digital property partners in the same month of the prior year divided by the ex - TAC Revenue attributable to that same group of partners in the prior - year month. Current period ex - TAC Revenue includes any upsells and are net of contraction or attrition over the 38 Outlier 2.

SELECTED NON - GAAP METRICS $106M $382M $127M $445M $143M $516M 16% ex - TAC Revenue Growth 1 27%+ Ad j EBITD A Margi n 2 16%+ Ad j EBITD A Growt h 3 80%+ Adj. Gross Profit Margin 4 (1),(2),(3) Growt h rates reflect 2020 - 202 3 CAGR . ex - T AC , Adj . EBITD A Margin, an d Adj . EBITD A ar e Non - GAA P measures, see appendi x for reconciliation to GAAP (4) Adj. Gross Profit Margin is projected to exceed 80% in 2020, 2021, and 2022. Adj. Gross Profit Margin is calculated as a percentage of ex - TAC revenue and is a non - GAAP measure, see appendix for reconciliation to GAAP . ADJ . EBITD A ($ i n millions) ex - TAC ($ in millions) 2020A 2021E 2022E 39

2021 QUARTERLY AND FY PROJECTION 40 Quarterly results in 2020 do not reflect standard seasonality due to impact of recession and special publisher arrangements related to COVID - 19. Note: dollar values in this table reflect rounded values; growth and margin calculations are based on exact values calculated to nine decimal places. (1),(2): Non - GAAP measure, see appendix for reconciliation to GAAP 1 2

A GEN D A 41 • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables

VALUATION FRAMEWORK Mid - Cap Advertising Technology • Funded by digital marketers / advertisers looking for new customers • Similar scale • Funded by digital marketers / advertisers looking for new customers • Recurring revenues • B2B - oriented solutions that are consumer focused • Support marketers / advertisers looking for new customers Advertising Technology Majors Marketing Technology Primary Secondary 42

Thank you. 43

APPENDIX

HISTORICAL & PROJECTED REVENUE & EX - TAC REVENUE 1 YoY growth ex - TAC revenue margin 2 (1) Non - GAAP measure, see appendix for reconciliation to GAAP (2) ex - TAC Revenue Margin reflects ex - TAC Revenue / Gross Revenue, Non - GAAP measure, see appendix for reconciliation to GAAP 45

KEY MODEL ASSUMPTIONS Operatin g costs: Operating margin (% of ex - TAC revenue) Operating income ($ in millions) REVENUE (ex - TAC) 1 ▪ Historically, Taboola grew 20%+ (CAGR ’17A - ’20E) ▪ In 2020, Taboola generated $382 million ex - TAC ▪ Conservatively modeled ~16% growth, doubling ex - TAC in 5 years ADJUSTED EBITDA 2 ▪ $106 million in 2020 and growing faster than ex - TAC Revenue ▪ >25% of ex - TAC Revenue (2020) ▪ Rule of 40: ex - TAC growth + Adj. EBITDA Margin 3 always above 40% COST ASSUMPTIONS ▪ Return to “normal” operations and cost basis in H1 2021 (conservative) ▪ Two primary costs (headcount and hardware / IT) grow commensurate with revenue growth 48 ($ in millions) ($19) $34 ($45) $34 $62 (6.4%) 8.9% (10.1%) 6.6% 10.4% (1),(2),(3) Non - GAAP measures, see appendix for reconciliation to GAAP

SELECTED GAAP AND NON-GAAP METRICS

($ in millions, FYE)	2018A	2019A	2020A	2021E	2022E	2023E	Long-Term Model
				Management Forecast			
Gross Revenue	**$909**	**$1,094**	**$1,189**	**$1,277**	**$1,450**	**$1,647**	
% YoY growth	*20.0%*	*20.3%*	*8.7%*	*7.4%*	*13.6%*	*13.5%*	
Revenue (ex-TAC)	**$282**	**$296**	**$382**	**$445**	**$516**	**$597**	
% YoY growth	*31.8%*	*5.1%*	*29.2%*	*16.3%*	*16.0%*	*15.7%*	**20%+**
Gross Profit	**$234**	**$232**	**$319**	**$365**	**$419**	**$485**	
% margin	*83.1%*	*78.4%*	*83.6%*	*82.1%*	*81.3%*	*81.3%*	
% YoY growth	*31.1%*	*-0.9%*	*37.7%*	*14.2%*	*14.9%*	*15.7%*	
Adj. EBITDA	**$67**	**$34**	**$106**	**$127**	**$143**	**$167**	
% margin	*23.8%*	*11.5%*	*27.8%*	*28.6%*	*27.7%*	*28.0%*	**30%+**
% YoY growth	*39.6%*	*-49.1%*	*211.6%*	*19.7%*	*12.5%*	*16.8%*	

ADJ. EBITDA MARGIN [3]

- Return to "normal" operations and cost basis in H1 2021
- Investing in serving infrastructure and Algo beginning 2021
- IPO readiness costs added starting 2021

LONG-TERM EX-TAC REVENUE GROWTH

- Current Model only forecasts growth from Core Business
- Long-Term Growth of 20%+ includes core business growth, inorganic and existing growth initiatives

Taboola (1),(2),(3) Non-GAAP measure, see appendix for reconciliation to GAAP

47

ADJUSTED EBITDA RECONCILIATION 48

PROJECTED ADJUSTED EBITDA RECONCILIATION 49

EX - TAC REVENUE RECONCILIATION 50

PROJECTED EX - TAC REVENUE RECONCILIATION 51

ADJUSTED EBITDA MARGIN RECONCILIATION 52

PROJECTED ADJUSTED EBITDA MARGIN RECONCILIATION 53

EX - TAC REVENUES MARGIN RECONCILIATION 54

PROJECTED EX - TAC REVENUES MARGIN RECONCILIATION 55

HISTORICAL & PROJECTED ADJ. GROSS PROFIT MARGIN RECONCILIATION

HISTORICAL AND PROJECTED FREE CASH FLOW RECONCILIATION (1) Adj. EBITDA Plus the change in working capital reflects the net cash provided by operating activities. 202 1 Fre e Cas h Flo w Reduce d b y Pla n T o Inves t i n T w o Areas: 1) Purchase of $30M of servers beyond “normal” levels as part of investment in algorithmic yield improvements 2) Plan to remodel offices globally for post - COVID work environment 57

CONSOLIDATED BALANCE SHEET ($ in millions) As of Dec 31, 2019 As of Dec 31, 2020 Cash, cash equivalents and short - term deposits $ 116 $ 243 T ota l Assets $ 482 $ 580 Total Liabilities & Convertible Shares $ 475 $ 533 Accumulated Deficit $ (40) $ (31) Additional Paid - in - capital $ 47 $ 78 Total Shareholders' Equity $ 7 $ 47 58

VALUATION BENCHMARKING


Mid-Cap Advertising Technology
Advertising Technology Majors
Marketing Technology
Taboola
digital turbine.
Magnite
MediaAlpha
PubMatic
theTradeDesk
EV/ Revenue
'21 Median: 18.7x
'22 Median: 16.1x
'21 Median: 8.6x
'22 Median: 7.1x
'21 Median: 7.5x
'22 Median: 6.2x
4.6x
4.0x
17.1x
12.1x
18.7x
16.1x
21.9x
16.6x
15.0x
12.5x
29.2x
22.5x
11.7x
8.9x
8.8x
7.3x
EV/ Adj. EBITDA
'21 Median: 47.3x
'22 Median: 47.6x
'21 Median: 15.4x
'22 Median: 13.1x
'21 Median: 56.5x
'22 Median: 47.2x
16.1x
14.3x
NM
51.2x
NM
NM
38.1x
26.8x
56.5x
44.0x
NM
65.3x
21.1x
17.0x
56.5x
50.7x
Adj. EBITDA Multiple /Adj. EBITDA Growth
'21 Median: 3.1x
'22 Median: 1.1x
'21 Median: 0.8x
'22 Median: 0.7x
'21 Median: NM
'22 Median: 0.6x
0.8x
1.1x
NM
1.1x
NM
NM
3.1x
0.6x
NM
1.4x
NM
NM
0.7x
0.7x
NM
0.6x
CY21:
CY22:

Source: Wall Street research, filings and FactSet as of 3/26/2021.
Taboola figures calculated using ex-TAC revenue.
Figures for Alphabet, MediaAlpha, Magnite, PubMatic and Trade Desk calculated on a ex-TAC equivalent revenue basis. Data for Advertising Technology and Marketing Technology represents means.
Advertising Technology Majors: Alphabet, Facebook, Twitter.
Marketing Technology: HubSpot, Medalia, LiveRamp, LivePerson, SVMK and Yext.

Taboola
59

OPERATIONAL BENCHMARKING Source: Wall Street research, filings and FactSet as of 3/26/2021. Taboola figures calculated using ex - TAC revenue. Figure s fo r Alphabet , MediaAlpha, Magnite, PubMati c an d T rade Des k calculated o n a ex - T A C equivalent revenue basis . Dat a fo r Advertisin g T echnolog y an d Marketing T echnolog y represents means. Advertisin g T echnolog y Majors: Alphabet , Facebook , T witte r . Marketing Technology: HubSpot, Medalia, LiveRamp, LivePerson, SVMK and Yext. 60

PRO FORMA SHARES OUTSTANDINGhis format>

Introductory Note

The following tables present selected historical consolidated financial data for Taboola.com Ltd. and subsidiaries. The selected data omits footnotes and other information contained in the audited consolidated financial statements that will be filed with the U.S. Securities and Exchange Commission in connection with the proposed merger with ION Acquisition Corp. 1 Ltd. Our historical results are not necessarily indicative of future results.

TABOOLA.COM LTD. CONSOLIDATED BALANCE SHEET DATA

U.S. dollars in thousands, except share and per share data

	December 31,
	2020	2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$242,811	$86,920
Short term deposits	-	28,963
Restricted deposits	3,664	6,177
Trade receivables (net of allowance for credit losses of $ 4,096 and $ 2,845 as of December 31, 2020, and 2019, respectively)	158,050	154,756
Prepaid expenses and other current assets	21,609	36,172

Total current assets	426,134	312,988

NON-CURRENT ASSETS
Long-term prepaid expenses	5,289	7,125
Restricted deposits	3,300	683
Deferred tax assets	1,382	673
Right of use assets	68,058	67,181
Property and equipment, net	52,894	67,777
Intangible assets, net	3,905	6,465
Goodwill	19,206	19,206
	154,034	169,110

Total assets	$580,168	$482,098

LIABILITIES, CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Trade payable	$189,352	$167,178
Lease liability	15,746	12,826
Accrued expenses and other current liabilities	95,135	58,897
Total current liabilities	300,233	238,901

LONG TERM LIABILITIES
Deferred tax liabilities	45	2,716
Lease liability	63,044	63,008
Total long-term liabilities	63,089	65,724

CONVERTIBLE PREFERRED SHARES
Preferred A, B, B-1, B-2, C, D and E shares with no par value - Authorized: 45,688,037shares at December 31, 2020 and 2019; Issued and outstanding: 44,978,000 shares at December 31, 2020 and 2019: Aggregate liquidation preference of 308,765 and 285,833 as of December 31, 2020 and 2019, respectively.	170,206	170,206

SHAREHOLDERS' EQUITY
Ordinary shares with no par value- Authorized: 65,366,595 shares as of December 31, 2020 and 2019, 15,313,447and 16,626,522 shares issued and outstanding as of December 31, 2020 and 2019, respectively	-	-
Additional paid-in capital	78,137	47,257
Accumulated deficit	(31,497)	(39,990)

Total shareholders' equity	46,640	7,267

Total liabilities, convertible preferred shares, and shareholders' equity	$580,168	$482,098

TABOOLA.COM LTD. CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA

U.S. dollars in thousands, except share and per share data

	Year ended December 31,
	2020	2019	2018

Revenues	$1,188,893	$1,093,830	$909,246
Cost of revenues:
Traffic acquisition cost	806,541	798,001	627,720
Other cost of revenues	62,855	63,860	47,296

Total cost of revenues	869,396	861,861	675,016

Gross profit	319,497	231,969	234,230

Operating expenses:

Research and development expenses	99,423	84,710	73,024
Sales and marketing expenses	133,741	130,353	109,671
General and administrative expenses	60,140	36,542	34,202

Total operating expenses	293,304	251,605	216,897

Operating income (loss) before finance expenses	26,193	(19,636)	17,333
Finance expenses, net	2,753	3,392	1,346

Income (loss) before income taxes	23,440	(23,028)	15,987
Provision for income taxes	14,947	4,997	5,326

Net income (loss)	$8,493	$(28,025)	$10,661

Less: Undistributed earnings allocated to participating securities	(22,932)	(21,173)	(19,604)

Net loss attributable to ordinary shares – basic and diluted	(14,439)	(49,198)	(8,943)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.97)	$(3.00)	$(0.56)
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	14,934,590	16,412,119	16,084,650

TABOOLA.COM LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS DATA

U.S. dollars in thousands, except share and per share data

	Year ended December 31,

	2020	2019	2018

Cash flows from operating activities:

Net income (loss)	$8,493	$(28,025)	$10,661

Adjustments to reconcile net income (loss) to net cash flows provided by operating activities:

Depreciation and amortization	33,957	39,364	35,272
Loss from sale of property and equipment	-	-	184
Share based compensation expenses	28,277	8,249	10,451
Revaluation of contingent consideration	-	-	3,876
Net loss (gain) from financing expenses	(3,318)	(454)	2,111
Decrease in deferred taxes, net	(3,380)	(239)	(359)
Accrued interest, net	520	(161)	(205)

Change in operating assets and liabilities:
Increase in trade receivables	(3,294)	(15,326)	(29,115)
Decrease (increase) in prepaid expenses and other current assets and long-term prepaid expenses	17,975	(24,757)	(2,461)
Increase in trade payable	23,434	31,622	26,926
Change in operating lease Right of use assets	13,758	12,452	-
Change in operating Lease liabilities	(11,679)	(9,893)	-
Increase in accrued expenses and other current liabilities	34,344	5,224	19,636

Net cash provided by operating activities	139,087	18,056	76,977

Cash flows from investing activities
Purchase of property and equipment, including capitalized platform costs	(17,774)	(44,328)	(32,157)
Proceeds from sale of property and equipment	-	-	455
Cash paid in connection with acquisitions (see note 1c)	(202)	(3,966)	-
Decrease (increase) in restricted deposits	(104)	(583)	179
Decrease (increase) in short-term deposits	28,963	1,411	(7,412)

Net cash provided by (used in) investing activities	10,883	(47,466)	(38,935)

Cash flows from financing activities
Exercise of options	2,603	991	597
Payment of contingent consideration		-	(12,753)

Net cash provided by (used in) financing activities	2,603	991	(12,156)

Exchange differences on balances of cash, cash equivalents	3,318	454	(2,111)

Increase (decrease) in cash, cash equivalents	155,891	(27,965)	23,775
Cash, cash equivalents - at the beginning of the period	86,920	114,885	91,110

Cash, cash equivalents - at end of the period	$242,811	$86,920	$114,885

TABOOLA.COM LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS DATA (continued)

U.S. dollars in thousands, except share and per share data

	Year ended December 31,
	2020	2019	2018

Supplemental disclosures of cash flow information:

Cash paid for income taxes	$9,980	$7,947	$6,146

Supplemental disclosures of noncash investing and financing activities:

Deferred offering costs incurred during the period included in the Long-term prepaid expenses	$2,096	$-	$-

Purchase of property, plant and equipment	$1,879	$3,139	$2,032

Acquisition of Celltick activity (see note 1c)	$-	$202	$-

Key Financial and Operating Metrics

We regularly monitor a number of metrics in order to measure our current performance and project our future performance. These metrics aid us in developing and refining our growth strategies and making strategic decisions.

	Year Ended December 31,
	2020	2019	2018
	(dollars in thousands)
Revenues(a)	$1,188,893	$1,093,830	$909,246
ex-TAC Revenues(b)*	$382,352	$295,829	$281,526
Net cash Provided by Operating Activities(c)	$139,087	$18,056	$76,977
Free Cash Flow(d)*	$121,313	$(26,272)	$44,820
Net income (loss)(e)	$8,493	$(28,025)	$10,661
Adjusted EBITDA(f)*	$106,193	$34,082	$66,932
Net income (loss) Margin(g)	0.7%	(2.6)%	1.2%
Adjusted EBITDA Margin(h)*	27.8%	11.5%	23.8%
Cash, cash equivalents and short-term deposits(i)	$242,811	$115,883	$145,259

*	Non-GAAP measure. Refer to “Non-GAAP Financial Measures” below for an explanation and reconciliation to GAAP metrics.

Supplemental Information

Non-GAAP Financial Measures

We are presenting the following non-GAAP financial measures because we use them, among other things, as key measures for our management and board of directors in managing our business and evaluating our performance. We believe they also provide supplemental information that may be useful to investors. The use of these measures may improve comparability of our results over time by adjusting for items that may vary from period to period or not be representative of our ongoing operations.

These non-GAAP measures are subject to significant limitations. Other companies may use similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Non-GAAP measures should not be considered in isolation or as a substitute for GAAP measures. They should be considered as supplementary information in addition to GAAP operating and financial performance measures.

ex-TAC Revenues

The following table provides a reconciliation of Revenues to ex-TAC Revenues.

	Year Ended December 31,
	2020	2019	2018
	(dollars in thousands)
Revenues	$1,188,893	$1,093,830	$909,246
Adjusted to exclude the following:
Traffic acquisition cost	806,541	798,001	627,720
ex-TAC Revenues	$382,352	$295,829	$281,526

Adjusted EBITDA and Adjusted EBITDA Margin

The following table provides a reconciliation of Net income (loss) to Adjusted EBITDA.

	Year Ended December 31,
	2020	2019	2018
	(dollars in thousands)
Net income (loss)	$8,493	$(28,025)	$10,661
Adjusted to exclude the following:
Financial expenses	2,753	3,392	1,346
Tax expenses	14,947	4,997	5,326
Depreciation and amortization	33,957	39,364	35,272
Share-based compensation expenses	28,277	8,249	10,451
M&A costs(1)	17,766	6,105	—
Revaluation of contingent liability	—	—	3,876
Adjusted EBITDA	$106,193	$34,082	$66,932

(1)	Costs primarily related to the proposed strategic transaction with Outbrain Inc., which we elected not to consummate.

Free Cash Flow

The following table provides a reconciliation of Net cash provided by operating activities to Free Cash Flow.

	Year Ended December 31,
	2020	2019	2018
	(dollars in thousands)
Net cash provided by operating activities	$139,087	$18,056	$76,977
Purchases of property and equipment, including capitalized platform costs	17,774	44,328	32,157
Free Cash Flow	$121,313	$(26,272)	$44,820

Reconciliation of Net income (loss) to Adjusted EBITDA and Free Cash Flow

	Year Ended December 31,
	2020	2019	2018
	(dollars in thousands)
Net income (loss)	$8,493	$(28,025)	$10,661
Adjusted to exclude the following:
Financial expenses	2,753	3,392	1,346
Tax expenses	14,947	4,997	5,326
Depreciation and amortization	33,957	39,364	35,272
Share-based compensation expenses	28,277	8,249	10,451
M&A costs(1)	17,766	6,105	—
Revaluation of contingent liability	—	—	3,876
Adjusted EBITDA	106,193	34,082	66,932
Non cash charges	(6,178)	(854)	1,731
Cash charges excluded from Adjusted EBITDA(2)	(35,466)	(14,494)	(10,548)
Change in working capital	74,538	(678)	14,986
Net cash provided by operating activities	139,087	18,056	76,977
Purchases of property and equipment, including capitalized platform costs	(17,774)	(44,328)	(32,157)
Free Cash Flow	$121,313	$(26,272)	$44,820

(1)	Costs primarily related to the proposed strategic transaction with Outbrain Inc., which we elected not to consummate.
(2)	Financial and Tax expenses, M&A costs and revaluation of contingent liability.

(a)	We generate substantially all of our Revenues from advertisers. We enter into commercial arrangements with advertisers defining the terms of our service and the basis for our charges. Generally, our charges are based on a CPC or CPM basis. For campaigns priced on a CPC basis, we recognize these Revenues when a user clicks on an advertisement we deliver. For campaigns priced on a CPM basis, we recognize these Revenues when an advertisement is displayed.

(b)	We calculate ex-TAC Revenues, a non-GAAP measure, as Revenues excluding Traffic acquisition cost. Traffic acquisition cost, a component of Cost of revenues, are what we must pay digital properties to obtain the right to place advertising on their websites. This includes digital property compensation for placing Taboola’s platform on their digital property and cost for advertising impressions purchased from real-time advertising exchanges and other third parties. We believe that ex-TAC Revenues is useful because excluding TAC can better reflect the revenue that ultimately flows to us. We use ex-TAC Revenues as part of our business planning, for example decisions regarding the timing and amount of investments. Our use of ex-TAC Revenues has limitations as an analytical tool and you should not consider it in isolation, or as a substitute or superior to Gross Profit, which is the most comparable GAAP metric.

(c)	Net cash provided by operating activities is our Net income (loss) adjusted for non-cash charges and net cash provided by changes in our working capital.

(d)	We calculate Free Cash Flow, a non-GAAP measure, as Net cash provided by operating activities minus purchases of property, and equipment, including capitalized platform costs. We believe that Free Cash Flow is useful to provide management and others with information about the amount of cash generated from our operations that can be used for strategic initiatives, including investing in our business, making strategic acquisitions, and strengthening our balance sheet. We expect our Free Cash Flow to fluctuate in future periods as we invest in our business to support our plans for growth. Our use of Free Cash Flow has limitations as an analytical tool and you should not consider it in isolation, or as a substitute or superior to Net cash provided by operating activities, which is the most comparable GAAP metric.

(e)	Net income (loss) is calculated as presented on our consolidated statement of income (loss) for the periods presented.

(f)	We calculate Adjusted EBITDA, a non-GAAP measure, as Net income (loss) before net financial expenses, income tax provision and depreciation and amortization, further adjusted to exclude share-based compensation and other noteworthy income and expense items such as certain merger or acquisition related costs, which may vary from period-to-period. We believe that Adjusted EBITDA is useful because it allows us and others to measure our performance without regard to items such as share-based compensation expense, depreciation and interest expense and other items that can vary substantially depending on our financing and capital structure, and the method by which assets are acquired. We use Adjusted EBITDA and GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors. We may also use Adjusted EBITDA as a metric for determining payment of cash or other incentive compensation. Our use of Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation, or as a substitute or superior to Net income (loss), which is the most comparable GAAP metric.

(g)	Net income (loss) Margin is Net income (loss) divided by Revenues.

(h)	We calculate Adjusted EBITDA Margin, a non-GAAP measure, as Adjusted EBITDA divided by ex-TAC Revenues. The Adjusted EBITDA Margin is subject to the same adjustments as described for Adjusted EBITDA. Our use of Adjusted EBITDA Margin has limitations as an analytical tool and you should not consider it in isolation, or as a substitute or superior to Net income (loss) Margin, which is the most comparable GAAP metric.

(i)	Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less. Short-term deposits are bank deposits with maturities of more than three months but less than one year.